Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund

Supplement dated July 1, 2009
to Statement of Additional Information dated March 1, 2009

Effective July 1, 2009, the following information supplements the Funds’ Statement of Additional Information dated March 1, 2009:

The Adviser will lower the expense cap for TAVIX to 1.40%, for a two year period. (The previous expense cap was 1.75%, and the current gross expense ratio, as of April 30, 2009, is 1.51%) . This disclosure revises language on page 31 of the Statement of Additional Information under the heading “Investment Advisory Agreement.”